© 2009 Mercury Computer Systems, Inc. www.mc.com Cowen 30 th Annual Aerospace/Defence Conference February 5, 2009 Mark Aslett – President & CEO Bob Hult – SVP, CFO www.mc.com Exhibit 99.1

© 2009 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2009 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s Second Quarter of
Fiscal Year 2009 earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2009 Mercury Computer Systems, Inc. www.mc.com
Introduction
•
New strategy and management team well established
•
Improved FY08 financial performance
•
Strong core defense business – stabilizing commercial
•
Defense provides long-term profitable growth potential
•
Need to evolve COTS board business – Converged Sensor
Network™ architecture
•
Mercury Federal Systems a means to evolve Mercury's
business model and expand our total addressable market

Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions

Segment Revenue FY08 ($M)

VI
$8.7
4%
VSG
$11.0
5%
Emerging
$1.7
1%
ACS
$188.5
90%

Segment Operating Profit FY08

$11.6
$(32.8)
$0.7
$(4.5)
$(25.0)
$M
15
10
5
0
-5
-10
-15
-20
-25
-30
ACS
VI
VSG
Emerging
Total

© 2009 Mercury Computer Systems, Inc. www.mc.com
Significant company dynamics (#’s GAAP FY08)
•
Revenue and profitability strength in ACS business
•
Non-core businesses eroding operating profits
3
Notes:
1) FY08 Operating Profit Total excludes stock-based compensation expense
Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and
$0.8M inventory write-down

44%
56%

31%
Defense
Commercial
69%

ACS Revenue Walk FY08 ($M)
250
200
150
100
50
0
$M
$18.9
+17% Growth
($30.3)
(34% Decline)
$199.8
$188.5
FY07
Defense
Commercial
FY08

© 2009 Mercury Computer Systems, Inc. www.mc.com Major ACS business dynamics • Focus on strengthening and growing the defense business 4 FY07 FY08 Commercial Defense

Commercial FY08 ($58M)
Revenue
Total Bookings
Bookings excl. Legacy Medical
$103
$94
$75
$63
$53
$50
$46
$46
$93
$85
$89
$58
FY05
FY06
FY07
FY08

Commercial Revenue by Application Segment FY08 ($M)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$88.6
-$10.8
-$11.9
-$8.6
$1.0
$58.3
FY07
Semi
Comms
Medical
Other
FY08

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS commercial segment dynamics
•
Commercial bookings slower rate of decline in FY08
•
Current market conditions challenging
•
Significant volatility has added unpredictability to ACS
•
Focused on commercial and defense leverage

Strengthen ACS by slowing commercial revenue decline and leveraging products and technologies with defense

© 2009 Mercury Computer Systems, Inc. www.mc.com
Refocusing ACS commercial opportunities
•
Focus on existing customer accounts and industry segments
•
Selective tactical new pursuits leveraging existing products or planned roadmap
•
Maximize R&D synergies across product lines and defense
•
Converged Sensor Network™ architecture applicable to
commercial markets

Defense FY08 ($130M Revenue)
Revenue
Bookings
$148
$108
$107
$143
$148
$131
$111
$130
FY05
FY06
FY07
FY08

Defense Revenue by Market Segment FY08 ($130M)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$111.3
$18.9
$8.9
$3.9
-$2.7
-$4.0
-$6.1
$130.2
FY07
Radar
C4I
EW
EO
Sonar
Other Defense
FY08

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strength in ACS defense markets
•
17% revenue growth and 33% bookings growth in FY08
•
Strong revenue growth in Radar, C4I and EW
•
Focused on the C4ISR market going forward

“C4ISR”

Leverage defense installed base, product roadmap and relationships to expand into new applications and platforms

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growing and evolving our COTS defense core
•
Highly penetrated across many programs and platforms
presents good upgrade opportunities and lower risk
•
Design win-led – refresh product portfolio
•
Tactically penetrate more programs on new and existing
platforms on land, air, and sea
•
Expand presence in additional defense application
segments, such as Electronic Warfare (EW) and C4I
•
Revolutionize embedded sensor processing with
Converged Sensor Network™

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

© 2009 Mercury Computer Systems, Inc. www.mc.com
Converged Sensor Network™ vision
•
Target real need – money flows
•
Next-generation platform-
independent ISR architecture
•
Beyond COTS – expand
addressable market 10x
•
Leverages technology
strengths, installed base,
and recent acquisitions
•
Provides catalyst for growth

Become the government’s trusted partner for next-generation
ISR platform signal processing and computing

World Defense Electronics Funding Available to the US
FY08 $M Total >$30B
$1,950M, 6%
$7,247M, 24%
$6,569M, 21%
$8,348M, 27%
$5,605M, 18%
$1,040M, 4%
EO
Radar
Sonar
EW
C4I
Other

$90B or 27% of the cumulative military electronics market spend over the next 10 years will be available for new primes

© 2009 Mercury Computer Systems, Inc. www.mc.com
Military electronics is a market sweet spot
•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW –
Intelligence, Surveillance,
Reconnaissance assets
•
Networked nodal platforms,
virtualized sensors
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical

Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007

© 2009 Mercury Computer Systems, Inc. www.mc.com
Commentary on the election and DoD budget
•
History shows defense budget is more related to what is
happening, not who is in charge
–
Democrats presided over two largest increases in defense spending
•
Military leadership citing budget and funding deemed to be
at a bare minimum
–
Military needs to recapitalize, replace damaged and worn
equipment, fund GWOT and invest in new systems
–
Funding priorities may shift – upgrades increasingly important
•
Base defense budget likely to remain intact with lower
supplementals
–
$511b 2009 budget already signed into law + $70b supplemental?
–
$587b 2010 budget proposal submitted to Congress in February
11
Source : The  Spade Index Sep/Oct 2008, Jan 2009
Base defense budget likely to remain intact over next several years but with reduced supplemental spending over time

© 2009 Mercury Computer Systems, Inc. www.mc.com
Transitioning Mercury's business model
Today’s Model
•
Government frustrated with
current prime model
•
Platform-centric approach
•
Proprietary stovepipe
processing architectures
•
Pay multiple times for
similar capabilities
•
Slow time to deployment
•
Maybe not best in class
Emerging Model
•
Platform-independent
•
Best of breed model proven
on sensor side
•
Likely to occur for signal
processing and computing
•
Pay once – common
architecture across multiple
platforms
•
Fast time to deployment

Become the government’s trusted, platform-independent
signal processing and compute partner

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS Defense and MFS – a hybrid business model
ACS COTS Defense
•
Total addressable market
COTS defense electronics
($3B annually)
•
Be told what board to
develop by a prime
•
Board-level design wins
•
Develop everything on our
own nickel
•
Long payback period – high
risk
with Mercury Federal
•
Total addressable market
military electronics market
($30B annually)
•
Consult on overall signal
processing architecture
with the government
•
Platform design wins
•
Paid to develop elements
that do not exist
•
Lower risk, faster returns

© 2009 Mercury Computer Systems, Inc. www.mc.com
Summary
•
Rationalize portfolio of non-core businesses by end FY09
•
Strengthen ACS defense business – stabilize commercial
•
Grow ACS defense business by targeting upgrades, new
platforms and applications
•
Evolve beyond COTS board business due to industry size
constraints and dynamics – Converged Sensor Network™
•
Mercury Federal a means to evolve Mercury's business
model and expand our total addressable market

Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions

© 2009 Mercury Computer Systems, Inc. www.mc.com Financial Overview

Non-GAAP	FY07 Actual	FY08 Actual	FY08 vs. FY07
Revenue ($M)	217	210	(3%)
Gross Margin **% Revenue**	56.4%	60.7%	4.3 pts
Operating Expenses ($M)	136	124	9% Improvement
Operating Profit **% Revenue**	(15) (6.8%)	3 1.5%	$18M Improvement
EPS	$(0.32)	$0.22	$0.54 Improvement
Operating Cash Flow ($M)	$(10)	$14	$24M Improvement
# Employees	729	670	8% reduction

© 2009 Mercury Computer Systems, Inc. www.mc.com

FY07 vs FY08: Improved Performance
16
Notes:
1) All historical income statement figures adjusted for the discontinued operation of Embedded Systems & Professional Services and SolMap.
2) All numbers are non-GAAP.

Defense
Commercial
$86
$19
$67
$107
$24
$83
$141
$41
$100
$180
$60
$120
$150
$52
$98
$180
$56
$124
$186
$60
$126
$250
$102
$148
$229
$98
$131
$217
$106
$111
$210
$80
$130
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

© 2009 Mercury Computer Systems, Inc. www.mc.com

Revenue growth:
Driven by Defense
17
Notes:
1)Represents total Company revenues; VI, VSG and Emerging businesses’ revenue treated as Commercial
2)All historical figures adjusted for the discontinued operation of Embedded Systems & Professional Services and SolMap
June Fiscal Year End
~ 10% CAGR
FY98 – FY08
Revenue ($M)

© 2009 Mercury Computer Systems, Inc. www.mc.com

Strategic Direction – Sell, fix or grow
Government
Defense
Commercial
Mercury Federal
Sell or
Shutdown
Fix
Grow
18
VSG
AUSG - Sold
VI ES/PS - Sold
Biotech – Sold
VI - Sold

© 2009 Mercury Computer Systems, Inc. www.mc.com

FY09 Mercury Cash Balance Analysis
19
FY09 Cash Changes Summary
(4)
(125)
167
32
3 198
73
0
50
100
150
200
250
Q1FY09 ARS Write-
down
UBS Loan Q2
FCF/Other
Q2FY09 Repay
Convert
Cash & Sec
Bal
ARS:  42
Cash: 31

© 2009 Mercury Computer Systems, Inc. www.mc.com

Focus on Working Capital
•
Supply chain
transformation
Operational efficiencies
Manufacturing lead times
Cost of quality
Competitive advantage
for Mercury and
customers
Inventory reduced $7.3M
•
Customer satisfaction
DSO’s below model
End-of-quarter
shipment skew
20
Inventory Turns
4.9
6.9
5.4
4.6
4.1
3.3
3.9
3.8
7.5
2003 2004 2005 2006 2007 2008 Q109 Q209 Model
Days Sales Outstanding
43
51
53
59
61
63
49
46
50
2003 2004 2005 2006 2007 2008 Q109 Q209 Model

Non-GAAP	Total Company Actual FY08	ACS Actual FY08	
Revenue	100%	100%	100%
Gross Margin	61%	59%	58+%
SG&A	35%	27%	Mid 20%
R&D	24%	22%	High Teens
Income from Operations	2%	10%	15%

© 2009 Mercury Computer Systems, Inc. www.mc.com

Gap to Target Business Model (#’s non-GAAP)
21
Target
Business
Model
Notes:
1) All historical income statement figures adjusted for the discontinued operation of Embedded Systems & Professional
Services and SolMap.

© 2009 Mercury Computer Systems, Inc. www.mc.com
22
Guidance Summary (Non-GAAP)
Q108 Q208 Q308 Q408 Q109 Q209
Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5
53.0-
55.0
55.2
53.0-
56.0
49.1
47.0-
49.0
50.7
47.0-
49.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04
(0.04)-
0.00
0.01
(0.05)-
0.01
0.07
(0.07)-
(0.03)
0.03
(0.05)-
0.00
Last 6 quarters’ revenue and EPS exceeded
or met the top end of guidance

© 2009 Mercury Computer Systems, Inc. www.mc.com

Q3 Fiscal Year 2009 Guidance
    Revenues ($M)
GAAP Non-GAAP
    Gross Margin Approx.  56% - 57% Approx.  56% - 57%
    EPS $(0.02) - $0.03 $0.05 - $0.09
$48 - $50
Quarter Ending March 31, 2009
• Impact of equity-based compensation costs related to FAS 123R of approximately $1.7M excluded from non-GAAP
• Acquisition-related amortization of approximately $0.7M excluded from non-GAAP
Notes:
1) Figures in millions, except percent and per share data

© 2009 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Q309 Guidance Reconciliation*
* Per Company guidance range, January 27, 2009 earnings conference call
RANGE
Income (Loss) Per Share - Diluted Income (Loss) Per Share - Diluted
GAAP expectation (0.02) $                                              0.03 $
Adjustment to exclude stock-based compensation 0.07 0.07
Adjustment to exclude amortization of acquired intangible assets 0.03 0.03
Adjustment for tax impact (0.03) (0.04)
Non-GAAP expectation 0.05 $                                               0.09 $

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
2007 2008
GAAP net loss from continuing operations (35.6) $             (33.2) $
Adjustment to exclude stock-based compensation 10.6                  10.2
Adjustment to exclude inventory write-down -                    0.8
Adjustment to exclude amortization of acquired intangible assets 7.2                    7.3
Adjustment to exclude impairment of goodwill and long-lived assets 0.1                    18.0
Adjustment to exclude restructuring 5.5                    5.2
Adjustment to exclude gain on sale of long-lived assets -                    (3.2)
Adjsutment for tax impact 5.5                    (0.3)
Non-GAAP net income from continuing operations (6.7) $               4.8 $
Net income (loss) per share from continuing operations -- diluted:
   GAAP (0.32) $             0.22 $
   Non-GAAP (0.32) $             0.22 $
Weighted average shares -- diluted:
   GAAP 21.2                  21.6
   Non-GAAP 21.2                  22.0
Notes:
1) All historical income statement figures adjusted for the discontinued operation of Embedded Systems &
Professional Services and SolMap.